                           INDEMNIFICATION ESCROW AGREEMENT


     THIS INDEMNIFICATION ESCROW AGREEMENT (this "Agreement") is made and entered into as of October 2, 1998 by and among Hicks, Muse Fund III Incorporated, a Texas corporation, as the true and lawful agent and attorney-in-fact for each of the Securityholders (as defined in the Merger Agreement referred to below) (the "Representative"), D and W Holdings, Inc., a Delaware corporation ("Buyer"), and Norwest Bank Texas, N.A., a national banking association with its headquarters in Dallas, Texas (the "Escrow Agent").

                                       RECITALS

     Pursuant to the Agreement and Plan of Merger, dated as of August 3, 1998 (the "Merger Agreement"), by and between Buyer, D and W Acquisition Corp. ("Sub"), Atrium Corporation, a Delaware corporation ("Atrium"), and the securityholders named therein (the "Securityholders"), the parties have agreed that Sub shall be merged with and into Atrium upon the terms and subject to the conditions set forth in the Merger Agreement (the "Merger"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Merger Agreement.

     The Securityholders have appointed, authorized and empowered Hicks, Muse Fund III Incorporated to act as the Representative pursuant to Article 12 of the Merger Agreement in connection with, and to facilitate the consummation of the transactions contemplated by, the Merger Agreement and in connection with the activities to be performed on behalf of the Securityholders under this Agreement.

     It is a condition precedent to the consummation of the Merger that Buyer, the Representative and the Escrow Agent execute and deliver this Agreement.

                                      AGREEMENTS

     NOW, THEREFORE, in consideration of the recitals and of the respective agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, hereby agree as follows:

     SECTION 1. ESTABLISHMENT OF ESCROW ACCOUNT. Concurrently with the execution hereof and pursuant to the Merger Agreement, Buyer will deliver to the Escrow Agent by wire transfer of immediately available funds to an account designated by the Escrow Agent as the "Atrium Indemnity Account" the sum of $15,000,000 (as such amount may be reduced in accordance with Section 6, the "Escrow Amount"). The Escrow Amount is being delivered to the Escrow Agent to be held under the terms of this Agreement as security for the indemnification obligations of the Securityholders to Buyer Indemnified Parties (as defined in the Merger Agreement) in accordance with Article 11 of the Merger Agreement.
The Escrow Amount, together with any Interest (as defined below) earned thereon, is hereinafter referred to as the "Escrowed Property." The Escrowed Property and any interest, dividends, income or other

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proceeds earned thereon from and after the Closing Date (the "Interest") shall be held, administered and disposed of by the Escrow Agent in accordance with the terms and conditions hereinafter set forth.

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     SECTION 2.  INVESTMENT OF PROCEEDS OF ESCROWED PROPERTY.

     (a) The Escrow Agent shall from time to time invest and reinvest the Escrowed Property, if any, in such of the following investments as Buyer and the Representative may from time to time elect by joint notice in writing ("Permitted Investments"):

          (i)    Any U.S. Government or U.S. Government Agency security;

          (ii)   Any commercial paper rated A1/P1 or better;

          (iii) Any certificate of deposit or time deposit in any bank with a long-term debt rating of A or better from Moody's Investor Services, Inc. or Standard & Poor's Corporation;

          (iv)   The Norwest Treasury Fund; or

          (v)    The following institutional money market funds:

                 (A)  Dreyfus Treasury Cash Management Fund
                 (B)  Provident T-Fund Dollar Account
                 (C)  Federated Treasury Obligations Fund
                 (D)  AIM Treasury Portfolio

In the absence of written instructions to the contrary from Buyer and the Representative, the Escrow Agent shall invest the Escrowed Property in Permitted Investments set forth in clause (iv) of this Section 2(a).

     (b) Any Interest shall be set aside and distributed as provided in Section 2(d).

     (c) The Escrow Agent will act upon investment instructions the Business Day after such instructions are received, provided the requests are communicated within a sufficient amount of time to allow the Escrow Agent to make the specified investment. Instructions received after an applicable investment cutoff deadline will be treated as being received by the Escrow Agent on the next Business Day, and the Escrow Agent shall not be liable for any loss arising directly or indirectly, in whole or in part, from the inability to invest Escrowed Property on the day the instructions are received. The Escrow Agent shall not be liable for any loss incurred by the actions of third parties or by any loss arising by error, failure or delay in the making of an investment or reinvestment, and the Escrow Agent shall not be liable for any loss of principal or income in connection therewith, unless such error, failure or delay results from the Escrow Agent's gross negligence or willful misconduct. As and when the Escrowed Property or any Interest or any portion thereof is to be released under this Agreement, the Escrow Agent shall cause the Permitted Investments to be converted into cash, and the Escrow Agent shall not be liable for any loss of principal or income due to the choice of Permitted Investments in which the Escrowed Property is invested or the choice of Permitted Investments that are converted into cash pursuant to this Section 2(c).

     (d) All Interest shall be distributed to the Securityholders on a quarterly basis as of the last day of each March, June, September and December hereafter, in accordance with written instructions received by the Escrow Agent and executed by the Representative. In the absence of such written instructions, all Interest shall be paid at the end of the term of this Agreement to the Representative. Notwithstanding anything to the contrary contained herein, any provision hereof requiring the disbursement of Interest by the Escrow Agent shall be construed to refer only to Interest which has accrued and been paid to the Escrow Agent. Any Interest which has accrued and, except for the fact that it has not been paid to the Escrow Agent, would be required to be disbursed, shall be disbursed within three Business Days of being paid.

     (e) For tax purposes, the Escrowed Property shall be deemed property of the Securityholders and all Interest earned thereon shall be the income of the Securityholders. Buyer and each of the Securityholders shall file Tax Returns and the Escrow Agent shall file a Form 1099 consistent with such treatment.

     SECTION 3. RELEASE OF THE ESCROWED PROPERTY TO INDEMNITEES. The Escrow Agent shall disburse to Buyer (for its own account or for the account of any other Indemnitee, as defined in Section 8) any portion of the Escrow Amount with respect to which the Escrow Agent receives instructions pursuant to this Section 3 to pay Buyer Indemnified Costs (as defined in the Merger Agreement). Payment shall be made not more than three Business Days after (a) the delivery to the Escrow Agent of joint written instructions signed by Buyer and the Representative specifying an amount to be paid to an Indemnitee, or (b) the delivery to the Escrow Agent and the Representative of a copy of a Final Determination (as defined below) establishing the Indemnitee's right to reimbursement under this Agreement and Article 11 of the Merger Agreement with respect to such Buyer Indemnified Costs. A "Final Determination" shall mean a final, non-appealable judgment of a court of competent jurisdiction and shall be accompanied by a written opinion of counsel for the presenting party reasonably satisfactory to the Escrow Agent to the effect that such judgment is a final, non-appealable judgment of a court of competent jurisdiction.

     SECTION 4. NO DISTRIBUTION OF EXPENSES. Except as set forth in Section 8 of this Agreement, neither the Representative nor Buyer shall be entitled to reimbursement out of the Escrowed Property for any costs and expenses incurred by them in connection with exercising their rights or performing their duties under this Agreement.

     SECTION 5. SEGREGATION OF THE FUND. (a) Notwithstanding any other provision of this Agreement to the contrary, from and after such time as the Escrow Agent shall receive notification from either of Buyer or the Representative that the aggregate amount of Buyer Indemnified Costs with respect to all Claims (as defined in Section 8) asserted by Indemnitees exceeds the Minimum Loss (as defined in the Merger Agreement), the Escrow Agent shall segregate from the Atrium Indemnity Account and transfer into a separate account (the "Pending Claims Account") maintained by the Escrow Agent for the benefit of Buyer and the Securityholders the portion of the Escrow Amount equal to the amount of all Buyer Indemnified

Costs in excess of the Minimum Loss which any Indemnitee asserts, in any Claims Notices, that it may suffer, and shall hold such portion in accordance with this
Section 5.  "Pending Claims" shall mean unresolved Claims (as defined in Section
8) that are the subject of Claims Notices delivered under Section 8(b). Such segregated portion of the Escrow Amount will be invested pursuant to Section 2.

     (b) Any portion of the Escrow Amount segregated under Section 5(a) shall continue to be segregated by the Escrow Agent until the Escrow Agent is directed to release such portion of the Escrow Amount by (i) written instructions signed by Buyer and the Representative instructing the Escrow Agent how to pay all or any portion of such segregated amount or (ii) a copy of a Final Determination establishing the Indemnitee's or the Representative's right to reimbursement under Section 8. The Escrow Agent shall be entitled to rely conclusively on the written advice of counsel to Buyer or the Representative, as the case may be, that the judgment delivered to the Escrow Agent pursuant to this Section 5(b) is a Final Determination.

     SECTION 6.  DISTRIBUTION OF ESCROWED PROPERTY TO THE SECURITYHOLDERS.
(a) Not later than the second Business Day after October 2, 1999 (the "First Release Date"), the Escrow Agent shall distribute from the Escrowed Property, in accordance with written instructions received by the Escrow Agent and executed by the Representative, an amount equal to the excess, if any, of $10,000,000 over the sum of (x) all amounts previously disbursed from the Escrow Amount pursuant to Section 3, and (y) the aggregate amount that is then being segregated with respect to Pending Claims under Section 5. Any amounts segregated with respect to Pending Claims shall be released as provided in
Section 5(b). From and after the First Release Date, the portion of the Escrow Amount that continues to be held by the Escrow Agent pursuant to this Agreement shall, for all purposes of this Agreement, be the "Escrow Amount."

     (b) Not later than the second Business Day after April 3, 2000 (the "Final Release Date"), the Escrow Agent shall distribute to the Securityholders the excess of the Escrowed Property over the aggregate portion of the Escrow Amount that is then being segregated with respect to Pending Claims under Section 5. Any amounts segregated with respect to Pending Claims shall be released as provided in Section 5(b).

     SECTION 7. TAXPAYER IDENTIFICATION NUMBERS. The parties acknowledge that payment of any Interest earned on the Escrowed Property invested in this escrow, or the distribution of any other amounts under this escrow, will be subject to backup withholding penalties unless a properly completed Internal Revenue Service Form W-8 or W-9 certification is submitted to the Escrow Agent by the party entitled to receive such payment. Any Form W-8 or W-9 certification shall be submitted to the Escrow Agent on or before the date hereof.

     SECTION 8. CLAIMS AGAINST THE ESCROW AMOUNT. From and after the Closing, but subject to the conditions and limitations set forth in this Agreement and the Merger Agreement, the Buyer Indemnified Parties (collectively with their respective successors and assigns, the "Indemnitees") and the Indemnifying Parties shall be entitled to reimbursement out of the Escrow Amount for any and all (i) Buyer Indemnified Costs, with respect to the Buyer Indemnified

Parties, and (ii) court costs and reasonable attorneys' fees and expenses incurred, or for which an invoice or similar request for payment has been received, by a Buyer Indemnified Party or an Indemnifying Party who controls the defense of any third-party action for Buyer Indemnified Costs (other than a Buyer Indemnified Party in respect of a Buyer Controlled Claim) in investigating and preparing for any litigation proceedings relating to such third-party action pursuant to, and as provided in, Article 11 of the Merger Agreement (collectively, the "Claims"). Notwithstanding any of the provisions of the Merger Agreement, the Escrow Agent shall be entitled to conclusively rely upon the provisions of Sections 8(a)-(d) hereof in determining whether a Claim for indemnification shall be paid out of the Escrow Amount.

     (a) Claims against the Escrow Amount may be made by Buyer, on its own behalf or on behalf of any other Buyer Indemnified Party, for indemnification of any Buyer Indemnified Cost. No person other than Buyer shall be permitted to make a Claim on behalf of Buyer Indemnified Parties against the Escrow Amount for Buyer Indemnified Costs under this Section 8 unless Buyer provides written notice to the Escrow Agent and the Representative that Buyer has authorized another Buyer Indemnified Party to make such claims.

     (b) Buyer shall promptly notify the Representative and the Escrow Agent in writing of any sums which Buyer claims are subject to indemnification (a "Claims Notice"). Failure of Buyer to exercise promptness in such notification shall not amount to a waiver of such Claim unless, and only to the extent that, the resulting delay materially and adversely prejudices the Securityholders. Each Claims Notice shall consist of a description of the Claim and specify each Buyer Indemnified Party and the amount (which may be estimated) of the Claim in United States dollars.

     (c) The Representative may contest any Claim (or any portion thereof) specified in any Claims Notice by giving the Escrow Agent and Buyer written notice of such contest within 15 Business Days after receipt by the Representative and the Escrow Agent of such Claims Notice, which notice of contest shall include a statement of the grounds of such contest and shall state the amount of any such Claim by Buyer that the Representative does not dispute.

     (d) Payment of any Claim for indemnification (or portion thereof) shall become due and payable as follows:

          (i) If, notwithstanding Section 3 of this Agreement, at 5:00 p.m. (Dallas time) on the fifteenth Business Day after receipt by the Representative and the Escrow Agent of a Claims Notice pursuant to Section 8(b) above, the Escrow Agent has not received written notice from the Representative that the Representative contests the Claim (or portion thereof) pursuant to Section 8(c) above, the amount of the Claim (or the uncontested portion thereof) shall be promptly paid by the Escrow Agent to Buyer;

          (ii) If the Representative contests a Claim (or portion thereof) pursuant to Section 8(c) and the Claim (or portion thereof) is thereafter settled by a written agreement of the Representative and Buyer, the amount provided in such written agreement shall, upon receipt by the Escrow Agent of a copy of such written agreement, be promptly paid by the Escrow Agent pursuant to the terms of such written agreement; and

          (iii) If the Representative contests the Claim (or portion thereof) pursuant to Section 8(c) hereof and a Final Determination is thereafter obtained, the amount set forth in such Final Determination shall be promptly paid by the Escrow Agent pursuant to the terms of such Final Determination.

     SECTION 9. EXPIRATION OF INDEMNIFICATION CLAIMS. Any claim for Buyer Indemnified Costs to be reimbursed from the Atrium Indemnity Account must be asserted by Buyer or any Buyer Indemnified Party designated pursuant to Section 8(a) by delivery of a Claims Notice which must be received by the Representative and the Escrow Agent prior to 5:00 p.m. (Dallas time) on the Final Release Date.

     SECTION 10. THE ESCROW AGENT. To induce the Escrow Agent to act hereunder, it is further agreed by Buyer and the Representative that:

     (a) The Escrow Agent shall not be under any duty to give the Escrowed Property held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any Escrowed Property held hereunder except as directed in this Agreement. Uninvested Escrowed Property held hereunder shall not earn or accrue interest.

     (b) This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Agreement.

     (c) The Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, Buyer and the Representative shall jointly and severally indemnify and hold harmless the Escrow Agent (and any successor escrow agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Agreement. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including without limitation, any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrowed Property or any loss of interest incident to any such delays. This Section 10(c) shall survive notwithstanding any termination of this Agreement or the resignation of the Escrow Agent.

     (d) The Escrow Agent shall be entitled to rely in good faith upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder in accordance with the terms hereof without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume that any person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

     (e) The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted in good faith in accordance with such advice.

     (f) The Escrow Agent does not have any interest in the Escrowed Property deposited hereunder but is serving as escrow holder only and having only possession thereof. Buyer and the Representative shall on a 50%/50% basis pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrowed Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes. Any payments of income from the Atrium Indemnity Account shall be subject to withholding regulations then in force with respect to United States taxes. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of the Escrowed Property and is not responsible for any other reporting. This Section 10(f) shall survive notwithstanding any termination of this Agreement or the resignation of the Escrow Agent.

     (g) The Escrow Agent makes no representation as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

     (h) The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from taking any action with respect to any securities or other property deposited hereunder.

     (i) The Escrow Agent (and any successor escrow agent) may at any time resign as such by delivering the Escrowed Property to any successor escrow agent jointly designated by the other parties hereto in writing or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The resignation of the Escrow Agent will take effect on the date (the "Resignation Date") which is the earlier to occur of: (i) the date a successor is appointed (including a court of competent jurisdiction) or (ii) the date which is 30 days after the date of delivery of its written notice of resignation to the other parties hereto. Upon the appointment of a successor escrow agent, such successor escrow agent shall deliver written notice to Buyer and the Representative on the appointment of such successor escrow agent. If, at the Resignation Date, the Escrow Agent has not received a designation of a successor escrow agent, the Escrow Agent's sole responsibility after the Resignation Date shall be to safekeep the Escrowed Property until receipt of a designation of successor escrow agent or a joint written disposition instruction by the other parties hereto or a Final Determination to the effect that the Escrow Agent may transfer the Escrowed Property to another party without incurring liability under this Agreement.

     (j) The Escrow Agent shall have no responsibility for the contents of any writing of any third party contemplated herein as a means to resolve disputes and may rely without any liability upon the contents thereof.

     (k) In the event of any disagreement between Buyer and the Securityholders resulting in adverse claims or demands being made in connection with the Escrowed Property, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrowed Property until the Escrow Agent shall have received (i) a Final Determination (accompanied by the opinion of counsel referred to in Section 3) directing delivery of the Escrowed Property or (ii) a written agreement executed by Buyer and the Representative directing delivery of the Escrowed Property, in which event the Escrow Agent shall disburse the Escrowed Property in accordance with such Final Determination or agreement. The Escrow Agent shall act on such Final Determination or agreement without further question.

     (l) The compensation of the Escrow Agent (as payment in full except for the establishment, if necessary, of the Pending Claims Account) for the services to be rendered by the Escrow Agent hereunder shall be the amount of $2,500 paid by Buyer and the Securityholders on a 50%/50% basis at the time of execution of this Agreement, together with reimbursement for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements of its counsel) not to exceed $1,000 absent any litigation or other dispute arising under this Agreement. All fees and expenses of the Escrow Agent hereunder shall be paid by Buyer and the Securityholders on a 50%/50% basis.
Any fees or expenses of the Escrow Agent or its counsel which are not paid as provided for herein may be taken from any property held by the Escrow Agent hereunder. The Escrow Agent's fee may be adjusted from time to time to conform to its then current guidelines. If the Escrow Agent establishes the Pending Claims Account under Section 5 of this Agreement, Buyer and the Securityholders shall pay the amount of $1,500 annually on a 50%/50% basis to the Escrow Agent for the set-up and administration of such Pending Claims Account.

     (m) No prospectuses, press releases, reports and promotional material, or other similar materials which mention in any language the Escrow Agent's name or the rights, powers or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties' behalf unless the Escrow Agent shall first have given its specific written consent thereto.

     (n) The other parties hereto authorize the Escrow Agent, for any securities held hereunder, to use the services of any United States central securities depository it deems appropriate, including, but not limited to, the Depositary Trust Company and the Federal Reserve Book Entry System.

     SECTION 11. NOTICES. All notices, requests, consents, waivers and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if: (a) transmitted by facsimile, upon acknowledgment of receipt thereof in writing by facsimile or otherwise;
(b) personally delivered, upon delivery or refusal of delivery; (c) mailed by registered or certified United States mail, return receipt requested, postage prepaid, upon delivery or refusal of delivery; or
(d) if sent by a nationally recognized overnight delivery service, upon delivery or refusal of delivery. All notices, consents, waivers or other communications required or permitted to be given hereunder shall be addressed to the respective party to whom such notice, consent, waiver or other communication relates at the following addresses:

          (i)    if to Buyer or to any Buyer Indemnified Party:


                 D and W Holdings, Inc.
                 c/o Ardshiel, Inc.
                 230 Park Avenue
                 New York, New York  10169
                 Attn:  David T. Morley
                 Telephone:  (212) 697-8570
                 Facsimile:  (212) 972-1809

                 with copies to:

                 Paul, Hasting, Janofsky & Walker LLP
                 399 Park Avenue, 31st Floor
                 New York, New York  10022-4697
                 Attn:  Joel M. Simon
                        Marie Censoplano
                 Telephone:  (212) 318-6000
                 Facsimile:  (212) 319-4090

                 and

                 Dewey Ballantine LLP
                 1301 Avenue of the Americas
                 New York, New York  10019-6092
                 Attn:  William J. Phillips
                 Telephone:  (212) 259-8000
                 Facsimile:  (212) 259-6333

          (ii)   if to the Representative, to:

                 Hicks, Muse Fund III Incorporated
                 c/o Hicks, Muse, Tate & Furst Incorporated
                 200 Crescent Court, Suite 1600
                 Dallas, Texas 75201
                 Attn:     Jeffry S. Fronterhouse
                 Telephone:  (214) 740-7336
                 Facsimile:  (214) 740-7355

                 with copies to:

                 Vinson & Elkins L.L.P.
                 3700 Trammell Crow Center
                 2001 Ross Avenue
                 Dallas, Texas  75201
                 Attn:     Michael D. Wortley
                 Telephone:  (214) 220-7732
                 Facsimile:  (214) 999-7732

          (iii)  if to the Escrow Agent, to:

                 Norwest Bank Texas, N.A.
                 777 West Rosedale
                 Suite 360
                 Fort Worth, Texas  76104
                 Attn:  Pat Aston
                 Telephone:  (817) 348-4946
                 Facsimile:  (817) 348-4959

     Any party by written notice to the other parties pursuant to this Section 11 may change the address or the persons or party to whom notices or copies thereof shall be directed.

     SECTION 12. WAIVERS; AMENDMENTS. Any waiver by any party hereto of any breach of or failure to comply with any provision of this Agreement by any other party hereto shall be in writing and shall not be construed as, or constitute, a continuing waiver of such provision, or a waiver of any other breach of, or failure to comply with, any other provision of this Agreement. This Agreement may only be modified by a writing signed by all of the parties hereto.

     SECTION 13. CONSTRUCTION. The headings in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement. Unless otherwise stated, references to Sections are references to Sections of this Agreement.

     SECTION 14. ASSIGNMENT; THIRD PARTIES. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto, whether by operation of law or otherwise; provided, however, that (a) upon notice to the Representative and without releasing Buyer from any of its obligations or liabilities hereunder, Buyer may assign or delegate any or all of its rights or obligations under this Agreement to any Affiliate of Buyer, and (b) nothing in this Agreement shall limit Buyer's ability to make a collateral assignment of its rights under this Agreement without the consent of the Representative to any institutional lender that provides funds to Buyer or Buyer's designee; PROVIDED, HOWEVER, that unless written notice is given to the Representative that any such collateral assignment has been foreclosed upon, the Representative shall be entitled to deal exclusively with Buyer as to any matters arising under this Agreement or any of the other agreements delivered pursuant hereto. In the event of such an assignment, the provisions of this Agreement shall inure to the benefit of and be binding on Buyer's assigns.

     SECTION 15. TERMINATION. This Agreement shall terminate at the time of the final distribution by the Escrow Agent of all Escrowed Property in accordance with the provisions of this Agreement.

     SECTION 16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument.

     SECTION 17. GOVERNING LAW; SEVERABILITY. This Agreement shall be construed in accordance with and governed by the internal law of the state of Delaware (without reference to its rules as to conflicts of law). The invalidity, legality or enforceability of any provisions of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

     SECTION 18. CONSENT TO SERVICE. Buyer and the Representative hereby irrevocably submit to the jurisdiction of any Texas State or federal court in any action or proceeding to which the Escrow Agent is a party arising out of or relating to this Agreement, and the parties hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in such a Texas State or federal court. The parties hereby consent to and grant to any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that delivery or mailing of any process or other papers in the manner provided herein above, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

     SECTION 19. WAIVER OF OFFSET RIGHTS. The Escrow Agent hereby waives any and all rights to offset that it may have against the Escrowed Property including, without limitation, claims arising as a result of any claims, amounts, liabilities, costs, expenses, Buyer Indemnified Costs or other losses (collectively, "Escrow Agent Claims") that the Escrow Agent may be otherwise entitled to collect from any party to this Agreement or any Indemnitee, other than Escrow Agent Claims arising under this Agreement.


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

                              D AND W HOLDINGS, INC.


                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------


                              HICKS, MUSE FUND III INCORPORATED
                              as Representative


                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------


                              NORWEST BANK TEXAS, N.A.


                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------



                 [SIGNATURE PAGE TO INDEMNIFICATION ESCROW AGREEMENT]


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